Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

Supplement to Prospectus Dated September 16, 2008

RS Money Market Fund

Effective immediately, the following is added to the prospectus:

RS Money Market Fund (the “Fund”) has determined to participate in the initial term of the United States Department of Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through December 18, 2008. Subject to certain conditions and limitations, the Program provides coverage upon liquidation of the Fund to any shareholder of the Fund who held an account in the Fund as of the close of business on September 19, 2008, and continued to hold the account until liquidation of the Fund, up to the amount in the account on September 19, 2008. The total amount of coverage available to all mutual funds participating in the Program is $50 billion; participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares. The cost to participate in the initial term of the Program will be borne by RS Investments or Guardian Investor Services.

October 8, 2008